Exhibit 10.8

Granite Falls Community Ethanol Plant, LLC
2448 — 540th Street, Suite 1
P.O. Box 216
Granite Falls, Minnesota 56241

August 10, 2004

Fagen, Inc.
501 West Highway 212
P.O. Box 159
Granite Falls, Minnesota 56241

     Re:    Qualifying Bridge Loan

Ladies and Gentlemen:

     On July 1, 2004, you indicated your intent, in connection with our initial public offering, to subscribe for 2,500 of our membership units for $2,500,000. As you are aware, we are awaiting comments from the U.S. Securities and Exchange Commission on our preliminary prospectus supplement dated July 29, 2004 (a copy of which we have provided to you) which describes the investment arrangements for Glacial Lakes Energy, LLC and you. Pending receipt of the SEC’s comments, we are in the midst of asking the subscribers to date in our offering to reconfirm their investment decision based on the information contained in our preliminary prospectus supplement.

     Meanwhile, we are all mindful of the August 31, 2004 deadline to have at least $18 million deposited in the escrow account in order to close on the public offering, the 20-day call period for subscribers to send in the balance of their subscription funds and the requirement to have a minimum of $18 million of subscriptions prior to making this call.

     As you recall, the $18 million minimum subscription requirement, and the $18 million minimum escrow deposit amount, is reduced by the amount of proceeds received by us from any “Qualifying Bridge Loans.” In order to expedite our ability to call in the balance of subscription funds from existing subscribers who have reconfirmed their investments, you have, in fact, now agreed to make a $4,500,000 Qualifying Bridge Loan to us, to be effected as follows:

     1. You have today arranged for a $4,500,000 irrevocable letter of credit (the “Letter of Credit”) in our favor from the Granite Falls Bank (the “Bank”). Under the terms of the letter of credit (a copy of which is attached as Exhibit A), we have the unrestricted right, at any time through and including August 31, 2004, to draw up to $4,500,000 for our general business uses. We will repay you for funds we draw down from the Bank under the Letter of Credit pursuant to the Qualifying Bridge Loan Promissory Note attached as Exhibit B.

Fagen, Inc.
August 10, 2004

     2. Assuming that the SEC declares effective the post-effective amendment to our registration statement for the public offering on or before August 30, 2004, we will immediately draw down the remaining balance of the Line of Credit. The entire $4,500,000 balance of the Qualifying Bridge Loan Promissory Note will then automatically convert into 4,500 membership units in connection with our offering.

     3. Despite the above, up to $2,000,000 of the Letter of Credit, and your related commitment for a Qualifying Bridge Loan, will be automatically reduced, dollar-for-dollar, for each reconfirmed subscription for membership units that we receive prior to August 30, 2004 (excluding any subscription made by Glacial Lakes Energy, LLC or you); provided, that the Letter of Credit and your Qualifying Bridge Loan commitment will not reduce on account of the first $7,000,000 of reconfirmed subscriptions we receive.

     To the extent of any conflict, this letter and the Qualifying Bridge Loan Promissory Note supersede the Pre-Closing Memorandum of Understanding dated July 1, 2004 between the parties.

     If this letter correctly summarizes our agreement, please so indicate by your signature below.

Very truly yours,	Agreed to and accepted:

Granite Falls Community Ethanol Plant, LLC	Fagen, Inc.

By	/s/ Paul Enstad	By	/s/ Ron Fagen

Its	Chairman	Its	CEO and President

IRREVOCABLE LETTER OF CREDIT

Letter of Credit No. 128	Date: August 10, 2004

Granite Falls Bank
702 Prentice Street
P.O. Box 8
Granite Falls, Minnesota 56241

Granite Falls Community Ethanol Plant, LLC
2448 — 540th Street, Suite 1
P.O. Box 216
Granite Falls, Minnesota 56241

     Re: Fagen, Inc. Matter

Ladies and Gentlemen:

     We authorize you to draw on Granite Falls Bank at 702 Prentice Street, Granite Falls, Minnesota 56241 for the account of our Customer, Fagen, Inc., a Minnesota corporation, up to an aggregate amount of Four Million Five Hundred Thousand Dollars ($4,500,000) available on demand as follows:

     You may draw all or any part of this amount at any time and from time to time, and in one or more installments, on or before 5:00 p.m., Central Time, on August 31, 2004, upon written demand for payment in the form attached as Exhibit 1 made upon us by you; except that if you have already drawn $2,500,000 of the total $4,500,000 amount, your written demand for payment must be in the form attached as Exhibit 2. We will honor any demand from you without inquiring whether you have a right to make such demand and without recognizing any claim of our Customer.

Very truly yours,

Granite Falls Bank

By	/s/ Steve Lindholm

Its	President

Demand for Draw from Irrevocable Letter of Credit     Exhibit 1
(first $2,500,000)

August    , 2004

Granite Falls Bank
702 Prentice Street
P.O. Box 8
Granite Falls, Minnesota 56241

     Re: Irrevocable Letter of Credit No. 128

Ladies and Gentlemen:

     Reference is made to the above Irrevocable Letter of Credit established for our benefit by you for your Customer, Fagen, Inc., a Minnesota corporation. We hereby make demand for an immediate advance of $            against the Irrevocable Letter of Credit. Please transfer the funds to Granite Falls Bank, ABA Routing No.              for further credit to Granite Falls Community Ethanol Plant, LLC, Account No.             .

Very truly yours,

Granite Falls Community Ethanol Plant, LLC

By

Its

Demand for Draw from Irrevocable Letter of Credit     Exhibit 2
(last $2,000,000)

August    , 2004

Granite Falls Bank
702 Prentice Street
P.O. Box 8
Granite Falls, Minnesota 56241

     Re:  Irrevocable Letter of Credit No. 128

Ladies and Gentlemen:

     Reference is made to the above Irrevocable Letter of Credit established for our benefit by you for your Customer, Fagen, Inc., a Minnesota corporation. We hereby make demand for an immediate advance of $                     against the Irrevocable Letter of Credit. We certify that the amount of this advance, when added to all other advances previously made to us against the Irrevocable Letter of Credit, does not exceed the total amount we are permitted to draw upon at our demand pursuant to our letter agreement dated August 10, 2004 with Fagen relating to its Qualifying Bridge Loan to us. Please transfer the funds to Granite Falls Bank, ABA Routing No.                      for further credit to Granite Falls Community Ethanol Plant, LLC, Account No.                     .

Very truly yours,

Granite Falls Community Ethanol Plant, LLC

By

Its

QUALIFYING BRIDGE LOAN PROMISSORY NOTE

$4,500,000	August 10, 2004

     FOR VALUE RECEIVED, the undersigned, Granite Falls Community Ethanol Plant, LLC, a Minnesota limited liability company (the “Maker”), hereby promises to pay to the order of Fagen, Inc., a Minnesota corporation (the “Lender”), at such place as the Lender may designate in writing, the principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000), or such lesser amount as the Maker has drawn down in its sole discretion against Irrevocable Line of Credit No. 128 dated August 10, 2004 issued in favor of Maker by the Granite Falls Bank (the “Line of Credit”), as follows.

1. Interest. No interest will accrue on any outstanding principal balance of this Note through September 30, 2004. From and after such date, interest will accrue on the outstanding principal balance of this Note at six percent (6%) per annum.

2. Due Date; Automatic Conversion. The entire principal balance of this Note, and all accrued, but unpaid interest, is due and payable in a single lump sum on November 1, 2004. Despite the foregoing, the entire principal balance hereof will automatically convert on August 30, 2004 into membership units of Maker at a conversion rate of $1,000 per membership unit, conditioned upon the U.S. Securities and Exchange Commission having declared effective on or before such date a post-effective amendment to the Maker’s Registration Statement, SEC File No. 333-112567, with respect to the public offering of Maker’s membership units (the “Registration Statement”).

3. Prepayments. The Maker may prepay the principal of this Note, in whole or in part, at any time without penalty.

4. Default. The Maker is in default under this Note (and the entire then outstanding principal shall be immediately due and payable without any further notice of any kind by Lender) if (i) the Maker fails to pay this Note in full on its due date in Section 2 above or (ii) the Maker makes any general assignment for the benefit of its creditors or institutes proceedings under (or has any involuntarily proceedings commenced against it pursuant to) any bankruptcy, debt arrangement or other similar law.

5. Waivers. The Maker waives presentment for payment, notice of dishonor, protest and notice of payment and all other notices of any kind in connection with the enforcement of this Note.

6. Costs of Collection. If this Note is not paid when due, the Maker will pay the Lender’s reasonable costs of collection, including reasonable attorney’s fees, in addition to the unpaid principal and interest hereunder.

7. Intent as Qualifying Bridge Loan. It is the intention of the Maker and Lender that this Note be construed to constitute a “Qualifying Bridge Loan” as described in the Maker’s Registration Statement.

8. Applicable Law. This Note is governed by Minnesota law, excluding its conflict of laws rules.

     IN WITNESS WHEREOF, the undersigned has hereunto affixed its signature.

Granite Falls Community Ethanol Plant, LLC

By	/s/ Paul Enstad

Its	Chairman